UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  February 25, 2013

TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059
(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code   (734) 855-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On February 25, 2013, TRW Automotive Holdings Corp. issued a press release relating to a private offering by TRW Automotive Inc., its wholly owned subsidiary, pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended, of $400 million in aggregate principal amount of senior unsecured notes due 2021.

The text of the press release, which is attached hereto as Exhibit 99.1, is incorporated by reference herein in its entirety.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.

Exhibit No.	Description

99.1	Press Release of TRW Automotive Holdings Corp. dated February 25, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.

Dated: February 25, 2013	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of TRW Automotive Holdings Corp. dated February 25, 2013